Putnam
Tax-Free
High Yield
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

[GRAPHIC OMITTED: HARMONICA]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The volatile market environment that sent investors scrambling to safety continued to play havoc with stocks and lower-rated bonds throughout the 12 months ended July 31, 2002, and the high-yield municipals in which Putnam Tax-Free High Yield Fund invests were no exception.

While the fund was able to turn in a mildly positive return at net asset value for fiscal 2002, its standing within its competitive universe was disappointing. On the following pages, the fund's management team provides a full discussion of the reasons behind this underperformance and then presents its view of prospects for the months ahead.

On a more optimistic note, the economic recovery continues to exhibit signs that it is still very much alive, albeit not as robust as some investors might desire. Productivity continues to improve, interest rates remain low, and inflation is still virtually nonexistent.

At some point, investors will recognize these attributes and respond accordingly. When this negative investor psychology turns positive, high-yield municipal bonds will be among the beneficiaries.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Putnam Tax-Free High Yield Fund's 2002 fiscal year, which ended July 31, has been an especially difficult one, both for the nation and the financial markets. Economic growth has slowed and a series of scandals has brought down some of America's largest companies. The stock market and high-yield bonds (including high-yield municipals) were especially hard hit as investors sought relative safety in high-quality, shorter-term securities, despite the fact that interest rates are at historically low levels. With a brief interruption in the spring, these conditions persisted throughout the fund's fiscal year, resulting in a wide disparity between the yields on high- and low-quality bonds and depressing prices in the high-yield sector.

The slower economy has depleted revenues for many municipalities. Furthermore, because some municipal bonds rely on the backing of corporations, the woes of corporate America have had a negative influence on bond prices. As you can see from the performance comparisons on page 7, the fund's total return for 2002 was below that of its benchmark, the Lehman Municipal Bond Index, a broad index with far less exposure to low-quality bonds. The fund's weighting in high-yielding, low-quality bonds was also greater than a group of its peers in Lipper's High-Yield Municipal Bond Funds category, which put it at a competitive disadvantage for the fiscal year.

Total return for 12 months ended 7/31/02

      Class A          Class B          Class C          Class M
    NAV     POP       NAV   CDSC       NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   2.38%  -2.50%     1.88% -2.93%     1.64%  0.68%    2.16%  -1.17%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                    29.7%

Utilities                      12.7%

Transportation                 12.1%

Forest and
paper products                  6.4%

Housing                         3.8%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.

However, it is important to keep in mind that your fund is designed to pursue high current income free from federal income taxes, and we have remained steadfast in our emphasis on yield. The fund's dividend yield on class A shares -- 6.09% as of July 31, 2002 -- is equivalent to a taxable yield of 9.92% for investors in the highest federal income tax bracket. While it is especially difficult to maintain an aggressive stance in such a difficult market, we believe our strategy will benefit investors in the long run.

* MANAGEMENT TEAM BOUGHT AIRLINE-RELATED BONDS ON WEAKNESS

At the beginning of the fiscal year last August, credit spreads -- the difference in yield between low- and high-quality bonds -- had begun to narrow. The Federal Reserve Board's rapid series of interest-rate cuts were trimming rates down to historic lows, and building hopes of a recovery to come. As a result, yield-hungry investors were being drawn to bonds rated BBB and below. However, risk aversion returned in full force after September 11, and yield spreads widened again abruptly during the ensuing flight to quality. Strong demand for higher-quality bonds gave us an opportunity to sell a few of the fund's investment-grade holdings and selectively add some higher-yielding issues at low prices.

Fund Profile

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade bonds. The fund is intended for investors seeking tax-advantaged income who are willing to accept some credit risk.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 23.3%

Aa/AA -- 2.3%

A -- 7.6%

Baa/BBB -- 23.3%

Ba/BB -- 20.4%

B -- 16.8%

Other -- 6.3%

Footnote reads:
*As a percentage of market value as of 7/31/02. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Since airlines were the most badly damaged sector, this was where we turned our attention. Although we knew that air travel would drop off sharply, taking airline revenues with it, we were confident that the federal bailout would come to the benefit of some carriers and facilities. So we conducted a comprehensive review of each individual airline facility and ranked them in order of desirability. Then we began a gradual program of buying on weakness.

After September 11, the federal government made $10 billion in loan guarantees available to the airlines, but the industry as a whole has been slower to recover than other sectors. Passenger counts are still low and strong competition has reduced the airlines' pricing power. We continue to believe that a return to air travel will materialize, but it will take time, and the fund's position in airline bonds has much to do with its underperformance relative to its benchmark for fiscal 2002.

* TO REDUCE VOLATILITY, FUND BROADENED DIVERSIFICATION

Without losing sight of our high-income target, we have been working to broaden portfolio diversification in an effort to minimize price volatility to the extent possible in this turbulent market. Although we shifted the fund's emphasis at different times during the period, investment-grade bonds rated BBB or better ranged from about 50% to 55% of assets throughout most of the period.

The portfolio is also diversified by maturity, although it is our policy to adjust maturities in line with changing market conditions. One by-product of the flight to quality during this difficult period has been a wide gap between yields at both ends of the maturity spectrum. Since longer-term bonds carry greater risk, they usually offer higher yields than short-term bonds, but that differential is now wider than normal. Once the economy enters a sustained recovery, the Fed may come under pressure to raise interest rates again, and bonds in the intermediate sector -- 3- to 10-year maturities -- are likely to be among the first to be affected, with rising yields causing prices to decline. Consequently, as the fiscal year drew to a close, the fund was focused on the longer end of the spectrum.

One short-term strategy that worked well for the fund has been our use of inverse floating-rate securities. These specialized bonds pay interest that rises as short-term rates fall. Since short-term interest rates were low during most of the fiscal period, the fund's inverse floaters improved its income. However, once the Fed begins to raise interest rates again, the income advantage these securities provide will diminish.

We've also been gradually expanding the fund's industry diversification during the year, maintaining its emphasis on hospitals and extended-care facilities, while adding selectively to municipal bonds issued to benefit utilities and paper companies. A recent addition to the portfolio included bonds issued for Idaho Power Company in Sweetwater County, Wyoming. Those we purchased are rated A3 by Moody's, carry a 6.05% coupon, and mature in 2026. This traditional power provider has strong regulatory support, consistent financial results, and a low cost structure due to its use of hydroelectric power, but the price of the bonds has been affected by fallout from scandals associated with large corporate energy traders like Enron, even though they have no direct connection with this local utility company.

A new portfolio holding in the health-care sector is Norton Healthcare, an extended-care facility in Kentucky. It has shown solid improvement in operating results and gains in Medicare reimbursements. Recent surveys have also shown significant improvement in patient satisfaction. Bonds issued by the state's Economic Development Authority to support the facility carry a 6.625% coupon and mature in 2028. The bonds are currently rated BBB by Putnam, but the facility's strong and improving fundamentals could result in an upgrade some time in the future.

* MANAGEMENT TEAM CONTINUES TO LOOK FOR ECONOMIC RECOVERY

In addition to our periodic strategy reviews, our research department studies every holding in the portfolio, both at the time we make our initial investment and whenever there is a change, internal or external, that may affect the issuer. However, there is no way to insure against economic curve balls. Figures released at the end of July showed the gross domestic product (GDP) grew at just 1.1% in the second calendar quarter of 2002 -- about half the rate that had been widely expected. Moreover, the Commerce Department issued a major revision to quarterly GDP figures for 2001, showing negative growth in three quarters instead of just one, and putting to rest the debate over whether there was a recession last year.

With that caveat, we continue to expect an economic recovery, although we are not forecasting as vigorous a growth rate as we originally anticipated. We also now believe that any move by the Fed to increase interest rates has been pushed out into next year. Accordingly, we believe that Putnam Tax-Free High Yield Fund is currently structured to respond positively to an economic recovery through its exposure to airlines and forest and paper products, which tend to move with economic cycles. However, the fund is also diversified through its holdings in hospital and extended-care facilities, as well as utilities -- sectors that tend to be relatively independent of economic cycles. Our strategy is to maintain and expand upon the fund's diversification while pursuing high current income exempt from federal income taxes.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Paul Drury (Portfolio Leader), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A         Class B        Class C          Class M
(inception dates)   (9/20/93)       (9/9/85)       (2/1/99)         (12/29/94)
                   NAV     POP     NAV   CDSC     NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
1 year            2.38%  -2.50%   1.88%  -2.93%   1.64%   0.68%   2.16%  -1.17%
------------------------------------------------------------------------------
5 years          18.61   12.95   15.57   13.80   13.93   13.93   17.02   13.21
Annual average    3.47    2.47    2.94    2.62    2.64    2.64    3.19    2.51
------------------------------------------------------------------------------
10 years         63.89   56.10   55.68   55.68   51.21   51.21   58.81   53.66
Annual average    5.06    4.55    4.53    4.53    4.22    4.22    4.73    4.39
------------------------------------------------------------------------------
Annual average
(life of fund)    7.14    6.83    6.81    6.81    6.28    6.28    6.94    6.73
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                             Lehman Municipal         Consumer
                                Bond Index           price index
------------------------------------------------------------------------------
1 year                            6.71%                 1.41%
------------------------------------------------------------------------------
5 years                          33.62                 12.02
Annual average                    5.97                  2.30
------------------------------------------------------------------------------
10 years                         87.93                 28.04
Annual average                    6.51                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                    8.27                  3.06
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares are derived from the historical performance of class B shares, adjusted for the applicable sales charge (CDSC) and higher or lower operating expenses for such shares.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/92

               Fund's class B       Lehman Municipal        Consumer price
Date               shares              Bond Index               index

7/31/92             9,525                10,000                10,000
7/31/93            11,099                10,884                10,278
7/31/94            11,056                11,091                10,562
7/31/95            11,601                11,965                10,868
7/31/96            12,444                12,754                11,189
7/31/97            13,369                14,064                11,431
7/31/98            14,223                14,906                11,623
7/31/99            14,236                15,335                11,865
7/31/00            14,439                15,997                12,299
7/31/01            15,350                17,611                12,626
7/31/02           $15,568               $18,793               $12,804

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class C shares would have been valued at $15,121 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class A and M shares would have been valued at $16,389 and $15,881, respectively, ($15,610 and $15,366 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/02

                     Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)               12             12             12             12
------------------------------------------------------------------------------
Income             $0.815317      $0.751081      $0.710607      $0.776329
------------------------------------------------------------------------------
Capital gains 1        --             --             --             --
------------------------------------------------------------------------------
  Total            $0.815317      $0.751081      $0.710607      $0.776329
------------------------------------------------------------------------------
Share value:       NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
7/31/01          $13.39  $14.06      $13.41         $13.39    $13.39  $13.84
------------------------------------------------------------------------------
7/31/02           12.88   13.52       12.90          12.89     12.89   13.32
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2             6.09%   5.80%       5.60%          5.28%     5.78%   5.60%
------------------------------------------------------------------------------
Taxable
equivalent 3        9.92    9.45       9.12           8.60      9.41    9.12
------------------------------------------------------------------------------
Current 30-day
SEC yield 4         5.59    5.32       5.08           4.77      5.28    5.11
------------------------------------------------------------------------------
Taxable
equivalent 3        9.10    8.66       8.27           7.77      8.60    8.32
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A         Class B        Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)       (2/1/99)        (12/29/94)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            3.54%  -1.36%   2.95%  -1.91%   2.72%   1.74%   3.16%  -0.22%
------------------------------------------------------------------------------
5 years          21.26   15.52   18.14   16.32   16.36   16.36   19.54   15.66
Annual average    3.93    2.93    3.39    3.07    3.08    3.08    3.63    2.95
------------------------------------------------------------------------------
10 years         69.48   61.42   61.06   61.06   56.23   56.23   64.14   58.78
Annual average    5.42    4.90    4.88    4.88    4.56    4.56    5.08    4.73
------------------------------------------------------------------------------
Annual average
(life of fund)    7.17    6.86    6.84    6.84    6.30    6.30    6.96    6.76
------------------------------------------------------------------------------

Past performance does not indicate future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Free High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2002



THE FUND'S PORTFOLIO
July 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.7%)
-------------------------------------------------------------------------------------------------------------------
         $5,000,000 Anninston Indl. Dev. Rev. Bonds (Hoover
                    Group, Inc.), 8 1/2s, 9/1/10                                          B-/P           $4,931,250
         10,000,000 Jackson Cnty., Hlth. Care Auth. Hosp. Rev.
                    Bonds, 5.7s, 5/1/19                                                   BBB-            8,850,000
          1,855,000 Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                    7 7/8s, 5/1/19                                                        AAA/P           2,049,775
          7,500,000 Jefferson Cnty., Swr. Rev. Bonds, FGIC, 5 3/4s, 2/1/38                Aaa             7,921,875
                                                                                                      -------------
                                                                                                         23,752,900

Arizona (2.3%)
-------------------------------------------------------------------------------------------------------------------
          9,250,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande, Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       B/P             9,735,625
          6,625,000 Cochise Cnty., Indl. Dev. Auth. Multi-Fam. Mtge.
                    Rev. Bonds (Sierra Vista Regl. Hlth. Ctr.),
                    7 3/4s, 12/1/30                                                       BB+/P           7,362,031
          1,535,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                  BB+/P           1,531,163
          5,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               CCC/P           2,206,250
          5,500,000 Pima Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds, Ser. A, 8 1/2s, 11/15/32                                       B/P             5,651,250
          3,625,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. B,
                    8 1/8s, 12/1/22                                                       Aaa             4,041,875
          2,300,000 Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (Westminister Village), Ser. A, 8s, 6/1/11                            BB-/P           2,420,750
                                                                                                      -------------
                                                                                                         32,948,944

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            8,198,500
                    Northwest Regl. Arpt. Auth. Rev. Bonds
         15,650,000 7 5/8s, 2/1/27                                                        BB/P           16,021,688
          3,000,000 7s, 2/1/10                                                            BB/P            2,996,250
                                                                                                      -------------
                                                                                                         27,216,438

California (9.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 ABAG Fin. Auth. COP (American Baptist Homes),
                    Ser. A, 5.85s, 10/1/27                                                BB+             4,600,000
         14,000,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Pub. Impts.),
                    Ser. C, FSA, zero %, 9/1/36                                           Aaa             2,082,500
          5,000,000 CA Poll. Control Fin. Auth. Rev. Bonds (Laidlaw
                    Environmental), Ser. A, 6.7s, 7/1/07 (In default) (NON)               D/P                75,000
          2,570,000 Colton, Cmnty. Fac. Dist. Special Tax Bonds
                    (MT. Vernon Corridor), 7 1/2s, 9/1/20                                 B-/P            2,756,325
          8,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                    7/1/20 (In default) (NON)                                             D/P             2,960,000
          8,000,000 Gilroy, Project Rev. Bonds (Bonfante Gardens Pk.),
                    8s, 11/1/25                                                           B/P             7,630,000
          5,000,000 Irvine, Impt. Board. Act 1915 Special Assmt. VRDN
                    (Dist. No. 00-18), Ser. A, 1.35s, 9/2/26                              VMIG1           5,000,000
                    Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
          5,700,000 (Air Canada), 8 3/4s, 10/1/14                                         B1              5,700,000
          5,570,000 (United Airlines, Inc.), 6 7/8s, 11/15/12                             B               4,177,500
          7,500,000 Los Angeles, Regl. Arpt. Rev. Bonds, Ser. C,
                    7 1/2s, 12/1/24                                                       BB-             6,928,125
                    Redondo Beach, Redev. Agcy. Multi-Fam. Hsg. Rev.
                    Bonds (Heritage Point)
          2,995,000 Ser. B, 8 1/2s, 9/1/23                                                BBB-/P          3,071,073
          4,880,000 Ser. A, 6 1/2s, 9/1/23                                                BBB-/P          5,006,538
         21,000,000 San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.),
                    MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                    cost $22,664,040) (RES)                                               AAA/P          27,509,991
         10,000,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.),
                    8 3/8s, 7/1/29 (In default) (NON)                                     D/P             3,700,000
          9,650,000 Southern CA Pub. Pwr. Auth. IFB (Transmission),
                    9.941s, 7/1/12                                                        Aa3            10,084,250
          8,220,000 Sunnyvale, Special Tax Rev. Bonds (Cmnty. Facs.
                    Dist. No. 1), 7 3/4s, 8/1/32                                          BB-/P           8,220,000
         19,100,000 Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26                  BBB-/P         19,792,375
          9,905,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB              8,258,294
          1,500,000 Valley Hlth. Syst. Hosp. Rev. Bonds (Refunding & Impt.),
                    Ser. A, 6 1/2s, 5/15/25                                               BB              1,186,875
                                                                                                      -------------
                                                                                                        128,738,846

Colorado (1.9%)
-------------------------------------------------------------------------------------------------------------------
         13,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                    Rev. Bonds, Ser. E-470, 7s, 8/31/26                                   Aaa            15,210,000
          1,500,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              1,580,625
                    CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.)
         11,000,000 8 3/8s, 12/1/26 (In default) (NON)                                    D/P             5,500,000
          5,000,000 8.3s, 12/1/17 (In default) (NON)                                      D/P             2,500,000
          2,400,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               BBB-/P          2,481,000
                                                                                                      -------------
                                                                                                         27,271,625

Connecticut (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              6,150,000
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          4,705,198 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           4,093,522
            457,428 Ser. B, zero %, 3/1/21                                                CCC/P              77,191
          6,500,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           7,304,375
                                                                                                      -------------
                                                                                                         17,625,088

District of Columbia (4.2%)
-------------------------------------------------------------------------------------------------------------------
         18,570,000 DC, COP, 7.3s, 1/1/13                                                 BBB            19,125,057
         17,000,000 DC, G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                AAA            19,698,750
                    DC, Rev. Bonds (National Public Radio )
          4,400,000 7.7s, 1/1/23                                                          AAA/P           4,594,436
          2,500,000 7 5/8s, 1/1/18                                                        AAA/P           2,609,725
                    DC, Tobacco Settlement Fin. Corp. Rev. Bonds
          8,000,000 6 3/4s, 5/15/40                                                       A1              8,150,000
          5,500,000 AMBAC, 6 1/2s, 5/15/33                                                A1              5,589,375
                                                                                                      -------------
                                                                                                         59,767,343

Florida (4.8%)
-------------------------------------------------------------------------------------------------------------------
          9,260,000 Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs Village), 7 3/4s, 11/15/24                         AAA/P          10,683,725
          5,000,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33 (acquired
                    4/23/02, cost $5,000,000) (RES)                                       B/P             5,056,250
          5,180,000 FL State Gen. Svcs. FRB, FSA, Ser. 414A, 10.373s,
                    7/1/11 (acquired 9/2/98, cost $6,687,794) (RES)                       AAA/P           6,889,400
         24,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P           25,620,000
                    Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
          2,400,000 (Orlando Regl. Hlth Care), 5 3/4s, 12/1/32                            A2              2,412,000
          3,750,000 (Adventist Hlth. Syst.), 5 5/8s, 11/15/32                             A3              3,745,313
          3,700,000 Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-/P            3,690,750
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (FL Terminals, Inc.), Ser. A
          3,125,000 7 3/4s, 5/1/21                                                        BB-/P           3,132,813
          2,880,000 7 1/2s, 5/1/15                                                        BB-/P           2,880,000
          4,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev.
                    Bonds (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                B+/P            4,140,000
                                                                                                      -------------
                                                                                                         68,250,251

Georgia (3.7%)
-------------------------------------------------------------------------------------------------------------------
          5,100,000 Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                    (Boise Cascade Corp.), 7s, 9/1/14                                     Baa3            5,221,125
          3,400,000 Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Pacific Corp.), 6 1/2s, 6/1/31                                       BBB-            3,259,750
          9,500,000 Forsyth Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 12/1/05                                 Ba3             9,298,125
          6,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (GA Baptist Hlth. Care Syst.), 6 3/8s, 10/1/28                        B/P             5,827,500
          6,600,000 Fulton Cnty., Residential Care VRDN (Lenbrook
                    Square Foundation), 1.45s, 1/1/18                                     A-1+            6,600,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
                    Bonds (Visay Paper, Inc.)
          6,875,000 7 1/2s, 1/1/26                                                        BB+/P           7,003,906
         12,360,000 7.4s, 1/1/16                                                          BB+/P          12,622,650
          3,160,000 Savannah, Econ. Dev. Auth. Poll. Control Rev.
                    Bonds (Stone Container Corp.), 8 1/8s, 7/1/15                         B/P             3,306,150
                                                                                                      -------------
                                                                                                         53,139,206

Illinois (4.8%)
-------------------------------------------------------------------------------------------------------------------
          2,750,000 Chicago Board of Ed. G.O. Bonds, FSA, 5s, 12/1/31                     Aaa             2,674,375
                    Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Air Lines, Inc.)
          5,000,000 Ser. A, 6 3/4s, 11/1/11                                               B-/P            1,650,000
          7,000,000 Ser. C, 6.3s, 5/1/16                                                  B-/P            2,310,000
          2,700,000 Ser. B, 5.2s, 4/1/11                                                  B-/P              891,000
          2,135,000 Chicago, Waste Wtr. Rev. Bonds, MBIA, 5 1/2s, 1/1/20                  Aaa             2,348,500
          5,000,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             5,506,250
          3,000,000 East Chicago, Ind. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      CCC             1,140,000
         12,000,000 East Chicago, Poll. Control Rev. Bonds
                    (Inland Steel Co.), 7 1/8s, 6/1/07                                    CCC             4,560,000
                    Huntley, Special Tax Rev. Bonds
          3,025,000 (Svc. Area No. 8), 7 3/4s, 3/1/29                                     BB+/P           3,187,594
          2,765,000 (Svc. Area No. 9), Ser. A, 7 3/4s, 3/1/28                             BB+/P           2,885,969
          4,053,000 (Svc. Area No. 9), Ser. A, 6.45s, 3/1/28                              BB+/P           3,865,549
          1,100,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy Hsg. Corp.),
                    7s, 8/1/24                                                            AAA/P           1,233,375
                    IL Hlth. Fac. Auth. Rev. Bonds
          1,585,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12                        BBB             1,629,776
          4,355,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20                AAA/P           5,111,681
          3,065,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 1/2s, 3/1/14                AAA/P           3,367,669
          4,955,000 (Victor C. Neumann Associates), 7 1/4s, 7/1/18                        B/P             4,824,931
            435,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 1/4s, 3/1/04                B/P               457,838
          3,000,000 (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                           AAA             3,236,250
          3,000,000 (Hindsdale Hosp.), Ser. A, 7s, 11/15/19                               AAA/P           3,236,250
          5,000,000 (Glen Oaks Med. Ctr.), Ser. B, 6.95s, 11/15/13                        AAA             5,875,000
          5,170,000 (Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13                            AAA/P           6,074,750
          2,385,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 2.237s,
                    7/1/20 (In default) (NON)                                             D/P             1,597,950
                                                                                                      -------------
                                                                                                         67,664,707

Indiana (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 IN Dev. Fin. Auth. Rev. Bonds (Inland Steel Co.),
                    5 3/4s, 10/1/11                                                       CCC               760,000
          1,300,000 IN Hlth. Fac. Fin. Auth. VRDN, 1 1/2s, 10/1/32                        A-1+            1,300,000
          5,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31                     B               2,500,000
          2,700,000 Plainfield Indl. Econ. Dev. Rev. Bonds (Earl M.
                    Jorgensen Co.), 8 1/2s, 9/1/04                                        B-/P            2,756,268
          4,000,000 Rockport, Poll. Control Rev. Bonds (Indiana-
                    Michigan Pwr.), Ser. A, 4.9s, 6/1/25                                  BBB+            4,075,000
                                                                                                      -------------
                                                                                                         11,391,268

Iowa (1.9%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
         22,000,000 9 1/4s, 7/1/25                                                        BBB-/P         26,235,000
          1,105,000 9.15s, 7/1/09                                                         BBB-/P          1,294,231
            200,000 Marion Cnty., 1st Mtge. Rev. Bonds (AHF/Kentucky
                    Iowa, Inc.), 5 1/8s, 1/1/20                                           D/P               120,000
                                                                                                      -------------
                                                                                                         27,649,231

Kansas (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Lenexa Hlth. Care Rev. Bonds (Lakeview Village),
                    Ser. C, 6 7/8s, 5/15/32                                               BB+             1,245,313

Kentucky (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
          3,500,000 11.292s, 10/23/14                                                     Aaa             3,656,905
          1,500,000 11.22s, 10/23/14                                                      Aaa             1,650,510
         12,000,000 Kenton Cnty., Arpt. Board Rev. Bonds (Delta
                    Airlines, Inc.), 7 1/8s, 2/1/21                                       BB             10,470,000
          4,775,000 Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                    (Delta Airlines, Inc.), Ser. A, 7 1/2s, 2/1/20                        BB              4,387,031
          4,250,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Hlth. Care, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P           4,377,500
          1,175,000 Lexington-Fayette Cnty., Urban Govt. 1st Mtge. Rev.
                    Bonds (AHF/Kentucky Iowa, Inc.), 5 1/8s, 1/1/20                       D/P               705,000
                                                                                                      -------------
                                                                                                         25,246,946

Louisiana (4.6%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                    Ser. A, 6.2s, 1/1/28                                                  B+/P            6,090,000
          5,335,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            5,575,075
          7,750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           6,965,313
         10,000,000 Lake Charles, Harbor & Term Dist. Port Fac. Rev
                    Bonds (Trunkline Co.), 7 3/4s, 8/15/22                                A3             10,368,500
          7,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB/P            7,239,680
          4,905,000 Regl. Trans. Auth. Certificates of Participation,
                    MBIA, 4s, 5/1/04                                                      Aaa             5,095,069
          3,000,000 St. Charles Parish, Poll. Control Rev. Bonds,
                    Ser. A, 4.9s, 6/1/30                                                  Baa3            3,018,750
          3,000,000 St. James Parish, Solid Waste Disp. Rev. Bonds
                    (Kaiser Aluminum), 7 3/4s, 8/1/22 (In default) (NON)                  D/P             2,100,000
         19,000,000 W. Feliciana Parish, Solid Waste Disp. Rev. Bonds
                    (Kaiser Aluminum), 7.7s, 12/1/14                                      Ba1            19,535,040
                                                                                                      -------------
                                                                                                         65,987,427

Maine (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Rumford Solid Waste Disp. Rev. Bonds (Boise
                    Cascade Corp.), 6 7/8s, 10/1/26                                       Baa3            7,725,000

Maryland (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,435,000 Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                    Rehab. Ctr.), 9s, 4/1/20                                              CCC/P           2,142,800
          5,000,000 Howard Cnty., Rev. Bonds, Ser. A, 8s, 5/15/29                         BB-/P           5,081,250
                                                                                                      -------------
                                                                                                          7,224,050

Massachusetts (4.3%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          3,160,000 Ser. 99-1, 7 1/4s, 1/1/35 (acquired 11/18/99,
                    cost $3,170,000) (RES)                                                B-/P            3,029,650
          5,960,000 Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost $6,000,000) (RES)                                                BB+/P           5,714,150
                    MA State Dev. Fin. Agcy. Rev. Bonds
          4,110,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,812,025
          5,970,000 (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             5,178,975
          5,600,000 MA State Hlth. & Edl. Fac. Auth. Higher Ed. Fac.
                    Auth. Rev. Bonds IFB (Boston U.), Ser. L,
                    AMBAC, 10.347s, 7/1/25                                                Aaa             5,838,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
         10,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P            10,275,000
          4,900,000 (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             5,163,375
          5,850,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            5,974,313
          2,200,000 Ser. E, 6 1/4s, 10/1/31                                               BBB+            2,241,250
          2,800,000 (Caritas Christi Oblig.), Ser. B, 6 1/4s, 7/1/22                      Baa2            2,863,000
          4,500,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              4,573,125
                    MA State Indl. Fin. Agcy. Rev. Bonds
          5,000,000 (Evanswood Bethzatha Corp.), 8s, 1/15/27
                    (In default) (NON)                                                    D/P             2,500,000
          3,500,000 (1st. Mtge. Evanswood Bethzatha-A), 7 7/8s,
                    1/15/20 (In default) (NON)                                            D/P             1,750,000
          1,925,000 (Sr. Living Fac. Forge Hill), 7s, 4/1/17                              B/P             1,775,813
                                                                                                      -------------
                                                                                                         60,688,676

Michigan (5.6%)
-------------------------------------------------------------------------------------------------------------------
          2,364,000 Ann Arbor, Econ. Dev. Corp., Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19                                AAA             3,085,020
         19,240,000 Detroit, Local Dev. Fin. Auth. Tax Increment
                    G.O. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P         20,711,860
          3,960,000 Detroit, Local Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A, 5 1/2s, 5/1/21                                         BB/P            3,415,500
         10,000,000 Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
                    5 3/4s, 6/1/16                                                        Baa2           10,312,500
                    Garden City, Hosp. Fin. Auth. Rev. Bonds
          3,000,000 (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                           B1              2,156,250
          3,000,000 (Garden City Hosp. OB Group), Ser. A,
                    5 5/8s, 9/1/10                                                        B1              2,471,250
          2,750,000 MI State Hosp. Fin. Auth. Rev. Bonds (Detroit
                    Med. Ctr.), Ser. A, 5 1/4s, 8/15/28                                   Baa3            2,265,313
          9,550,000 MI State Strategic Fund Solid Waste Disp. Rev. Bonds
                    (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           9,621,625
          7,500,000 MI State Strategic Fund, Ltd. Oblig. IFB, MBIA, 11.123s,
                    9/1/25 (acquired 3/9/98, cost $9,018,750) (RES)                       AAA             9,271,875
          7,500,000 MI State Strategic Fund Resource Recvy. Oblig. Rev.
                    Bonds (Central Wayne Energy Rec.), Ser. A, 7s,
                    7/1/27 (acquired 5/27/98, cost $7,500,000) (RES)                      CCC/P           3,750,000
          5,000,000 Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
                    6 3/4s, 7/23/09                                                       Ba3             5,256,250
          5,600,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            4,053,000
          4,000,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 6s, 12/1/29                               B+/P            3,030,000
                                                                                                      -------------
                                                                                                         79,400,443

Minnesota (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,715,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore Biomedical, Inc.),
                    10 1/4s, 9/1/20                                                       BB/P            2,860,415
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         Baa3            5,237,500
          3,700,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            3,316,125
          2,200,000 Minneapolis, Rev. Bonds (Walker Methodist Sr. Svcs.),
                    Ser. A, 6s, 11/15/28                                                  BB-/P           1,916,750
          2,310,000 Minneapolis, Single Family Rev. Bonds (Phase V),
                    FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                               Aaa             2,405,287
                                                                                                      -------------
                                                                                                         15,736,077

Mississippi (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,340,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-            1,286,400

Missouri (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,560,000 MO State Hlth. & Edl. Fac. Auth. VRDN (St. Francis
                    Med. Ctr.), Ser. A, 1.45s, 6/1/26                                     A-1+            3,560,000

Montana (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             4,055,000

Nebraska (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Kearney, Indl. Dev. Rev. Bonds (Great Platte
                    River Road), 6 3/4s, 1/1/28                                           D/P               500,000
          2,000,000 NE Investment Fin. Auth. Hosp. (Bishop Clarkson
                    Mem. Hosp.), IFB, MBIA, 11.55s, 12/8/16                               Aaa             2,072,500
                                                                                                      -------------
                                                                                                          2,572,500

Nevada (1.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P          14,587,500

New Hampshire (2.3%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          8,700,000 (1st. Mtge.-Rivermead Peterborough),
                    8 1/2s, 7/1/24                                                        AAA             9,852,750
          5,900,000 (Havenwood-Heritage Heights), 7.35s, 1/1/18                           BB/P            6,150,750
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,643,750
          2,950,000 (Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08                            A-/P            2,916,813
          8,551,027 NH State Bus. Fin. Auth. Poll. Control & Solid Waste
                    Rev. Bonds (Crown Paper Co.), 7 3/4s, 1/1/22
                    (In default) (NON)                                                    D/P             1,678,139
                    NH State Bus. Fin. Auth. Rev. Bonds
          2,500,000 (Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29                     BB+/P           2,434,375
          4,000,000 (Franklin Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                   BB/P            3,140,000
          3,550,000 (Proctor Academy), Ser. A, 5.6s, 6/1/28                               Baa2            3,541,125
                                                                                                      -------------
                                                                                                         32,357,702

New Jersey (4.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                    (In default) (NON)                                                    D/P             4,250,000
          5,250,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             4,344,375
                    NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000 (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                         B+/P            7,455,000
         10,000,000 (Continental Airlines, Inc.), 7s, 11/15/30                            B+              8,787,500
         12,000,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             BBB/P          12,105,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          8,500,000 (New Seasons of Mt. Arlington), Ser. A,
                    8 3/4s, 7/1/30                                                        B/P             8,903,750
          4,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            4,380,000
          5,000,000 (South Jersey Hosp.), 6s, 7/1/12                                      Baa1            5,412,500
          4,000,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds,
                    Ser. I, 9.242s, 11/1/07 (acquired various dates
                    from 8/24/95 to 2/11/93, cost $4,143,120) (RES)                       A+              4,195,120
          4,000,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. Rev. Bonds,
                    8.841s, 10/1/29 (acquired 10/28/94,
                    cost $3,785,680) (RES)                                                Aaa             4,870,000
                                                                                                      -------------
                                                                                                         64,703,245

New Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                    Pwr Co. San Juan), Ser. A, 6.95s, 10/1/20                             Ba3             9,416,250

New York (8.1%)
-------------------------------------------------------------------------------------------------------------------
          3,250,000 Colonie, Indl. Dev. Agcy. Rev. Bonds (Cap. Compost &
                    Waste), Ser. A, 6 3/4s, 6/1/21                                        B/P             2,725,938
          6,820,000 Metropolitan Trans. Auth. Fac. FRB, 10.952s, 4/1/12
                    (acquired 4/27/00, cost $7,955,530) (RES)                             AAA             9,377,500
          3,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A, FSA,
                    5s, 11/15/30                                                          Aaa             2,958,750
                    Metropolitan Trans. Auth. Svcs. Contract Fac. Rev. Bonds
          4,000,000 (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                               AA-             4,565,000
          8,250,000 (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 AA-             9,466,875
          1,575,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North Shore
                    Hlth. Syst. Project D), 5 1/4s, 11/1/07                               BB+/P           1,576,969
          8,000,000 NY City, Ind. Dev. Agcy. Rev. Bonds (NY City U. Project),
                    AMBAC, 5s, 7/1/41                                                     Aaa             7,790,000
          4,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Field Hotel
                    Assoc.), 6s, 11/1/28                                                  CCC/P           3,245,000
          6,280,000 NY City, Rev. Bonds, 6s, 8/1/06 (acquired 9/12/97,
                    cost $7,384,526) (RES)                                                AAA/P           7,834,300
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          9,000,000 (Paper, Inc.), 7.8s, 1/1/16                                           B+/P            9,000,000
          6,500,000 (British Airways), 7 5/8s, 12/1/32                                    BBB-            6,223,750
          8,000,000 NY State Energy Res. & Dev. Auth. Poll. Control IFB,
                    FGIC, 12.344s, 7/1/29 (acquired 12/19/94,
                    cost $8,353,120) (RES)                                                Aaa             9,770,000
         11,185,000 NY State Env. Fac. Corp. Poll. Control FRB (PA 198),
                    MBIA, 7.21s, 6/15/10 (acquired 10/22/97,
                    cost $13,449,963) (RES)                                               AAA            14,694,294
          5,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
                    Paperboard, LLC), 7s, 11/1/30                                         BB-/P           5,268,750
                    Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp. Assn.)
          8,000,000 Ser. B, 7 5/8s, 1/1/30                                                B-/P            8,180,000
          3,500,000 Ser. A, 7 1/4s, 1/1/30                                                B-/P            3,486,875
          8,500,000 Triborough Bridge & Tunnel Auth. Rev. Bonds,
                    Ser. A, 5s, 1/1/32                                                    Aa3             8,330,000
                                                                                                      -------------
                                                                                                        114,494,001

North Carolina (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Charlotte Special Fac. Rev. Bonds (Douglas Intl.
                    Arpt.-US Awy.), 7 3/4s, 2/1/28                                        B-/P            1,260,000
          4,330,000 Metropolitan Pier & Exposition Auth. Dedicated
                    State Tax Rev. Bonds, Ser. A, MBIA, 1s, 12/15/16                      Aaa             2,170,413
          3,000,000 NC Med. Care Cmnty. Hlth. Care Facs. Rev. Bonds
                    (1st Mtge. -- Presbyterian Homes), 7s, 10/1/31                        BB+/P           3,150,000
                                                                                                      -------------
                                                                                                          6,580,413

Ohio (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC
         19,000,000 zero %, 12/1/26                                                       Aaa             5,130,000
          4,000,000 zero %, 12/1/24                                                       Aaa             1,220,000
          6,150,000 OH State Solid Waste Rev. Bonds (CSC, Ltd.),
                    8 1/2s, 8/1/22 (In default) (NON)                                     D/P                30,750
                                                                                                      -------------
                                                                                                          6,380,750

Oklahoma (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds (Doane
                    Products Co.), 6 1/4s, 7/15/23                                        B/P             2,475,000
          9,500,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              7,018,125
          6,000,000 Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                    (Doane Products Co.), 7 1/4s, 6/1/17                                  B/P             5,782,500
                                                                                                      -------------
                                                                                                         15,275,625

Oregon (1.0%)
-------------------------------------------------------------------------------------------------------------------
         14,600,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P          13,578,000

Pennsylvania (4.4%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15                               B1              7,542,500
          4,535,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (U.S. Airways, Inc.), Ser. B, 8 1/2s, 3/1/21               CCC/P           2,471,575
          3,500,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
                    Creek Partners), 6.65s, 5/1/10                                        BBB-            3,806,250
          1,700,000 Chester Cnty., Hlth. & Ed. Fac. Auth Rev. Bonds
                    (Jenners Pond, Inc.), 7 5/8s, 7/1/34                                  BBB-/P          1,683,000
         12,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                    Ser. A, 6s, 1/15/25                                                   CCC/P           7,500,000
                    PA Econ. Dev. Fin. Auth. Qualified Res. Properties
                    Rev. Bonds
          4,400,000 (RSI Properties/Buttler, LLC), Ser. A, 8s, 9/1/27
                    (In default) (NON)                                                    D/P             2,794,000
          3,500,000 (RSI Properties/Greensburg, LLC), Ser. B, 8s,
                    9/1/27 (In default) (NON)                                             D/P             2,222,500
          2,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtral Project),
                    Ser. A, 6 3/8s, 11/1/41                                               A3              2,012,500
         13,000,000 PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev.
                    Bonds (Colver), Ser. E, 8.05s, 12/1/15                                BBB-/P         13,812,500
          4,760,000 Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, FGIC,
                    10s, 6/15/05                                                          Aaa             5,753,650
          5,000,000 Philadelphia, Auth. Indl. Dev. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30                                  B-/P            1,600,000
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
          4,995,707 (Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
                    7/1/18 (In default) (NON)                                             Ca                  6,245
          5,450,000 (Jeanses Hosp.), 5 7/8s, 7/1/17                                       Baa2            5,197,938
                    Scranton, G.O. Bonds, Ser. C
          3,060,000 7.1s, 9/1/31                                                          BB/P            3,105,900
          1,000,000 7s, 9/1/22                                                            BB/P            1,018,750
          2,600,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            2,619,500
                                                                                                      -------------
                                                                                                         63,146,808

Puerto Rico (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen Facs.-AES Project), 6 5/8s, 6/1/26                       Baa2            7,828,125

South Carolina (3.3%)
-------------------------------------------------------------------------------------------------------------------
                    Connector 2000 Assn., Inc. Toll Road Rev. Bonds
                    (Cap. Appn. Sub.), Ser. C
          4,465,000 zero %, 1/1/21                                                        BB+/P             759,050
          5,500,000 zero %, 1/1/20                                                        BB+/P           1,024,375
          4,200,000 zero %, 1/1/14                                                        BB+/P           1,407,000
          4,100,000 zero %, 1/1/13                                                        BB+/P           1,511,875
          1,000,000 zero %, 1/1/12                                                        BB+/P             405,000
          9,760,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             9,894,200
          4,000,000 Med. U. Hosp. Auth. Rev. Bonds, Ser. A, 6 1/2s, 8/15/32               BBB+            4,035,000
          5,215,000 SC Toll Road Rev. Bonds (Southern Connector Project),
                    Ser. A, 5 3/8s, 1/1/38                                                BBB-            3,643,981
          3,800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2            4,118,250
         10,355,000 SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                    Hosp.-Franciscan Sisters), 7s, 7/1/15                                 Baa1           11,364,613
          9,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/30                                               A1              9,000,000
                                                                                                      -------------
                                                                                                         47,163,344

Tennessee (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              Baa2            1,128,750
                    Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev.
                    Bonds (Mtn. States Hlth.), Ser. A
         17,000,000 7 1/2s, 7/1/33                                                        Baa2           18,551,250
          7,000,000 7 1/2s, 7/1/25                                                        Baa2            7,638,750
          4,000,000 Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
                    (Federal Express Corp.), 5.05s, 9/1/12                                Baa2            4,110,000
                                                                                                      -------------
                                                                                                         31,428,750

Texas (5.7%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), Ser. A, 5.9s, 11/15/25                  BB+/P           4,574,250
          5,000,000 Amarillo, Hlth. Fac. Corp. Rev. Bonds
                    (Sears Panhandle Retirement), Ser. B, 7 3/4s, 8/15/26                 AAA             6,025,000
         10,000,000 Dallas Cnty., G.O. Bonds (Flood Control Dist. (SEG)1),
                    8.5s, 4/1/16                                                          D/P            10,000,000
          2,500,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Rev. Bonds
                    (American Airlines, Inc.), 8 1/4s, 11/1/36                            BB-             2,300,000
          3,900,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 3/4s, 7/1/14                              Aaa             4,221,750
         12,560,000 Houston, Hotel Occupancy Rev. Bonds
                    (Cap. Appn. Convention), Ser. B, AMBAC,
                    zero %, 9/1/32                                                        Aaa             2,323,600
                    Houston Wtr. & Swr. Rev. Bonds, FSA
          7,000,000 (Jr. Lien), 5s, 12/1/30                                               Aaa             6,807,500
         15,500,000 Ser. A, zero %, 12/1/19                                               Aaa             6,374,375
          5,500,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                    Hlth. Syst. of East TX), 5.7s, 2/15/28                                BBB-            4,420,625
          5,265,000 Round Rock, Hotel Occupancy Tax Rev. Bonds
                    (Convention Ctr. Complex), 5.85s, 12/1/24                             BB/P            5,146,538
          4,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  Baa2            4,595,625
          8,145,000 San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32                 Aaa             7,910,831
                    Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
          6,250,000 6 1/8s, 7/1/23                                                        Baa2            6,281,250
          2,095,000 6s, 7/1/25                                                            Baa2            2,097,619
          6,350,000 TX State Hsg. & Cmnty. Affairs Home Mtge. IFB, Ser. C,
                    FNMA Coll, GNMA Coll, 12.116s, 7/2/24                                 AAA             7,469,188
                                                                                                      -------------
                                                                                                         80,548,151

Utah (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Tooele Cnty., Harbor & Term Dist. Port Fac. Rev
                    Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                          Baa3            3,434,375
          5,500,000 Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw Env.),
                    Ser. A, 7.55s, 7/1/27 (In default) (NON)                              D/P                82,500
                                                                                                      -------------
                                                                                                          3,516,875

Virginia (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 10.256s, 8/23/27                                   Aaa             2,505,000
         10,435,000 Hopewell, Indl. Dev. Rev. Bonds (Stone Container
                    Corp.), 8 1/4s, 6/1/16                                                B/P            10,803,773
          6,500,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3            4,680,000
          9,010,000 Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                    (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                 BB-/P           8,649,600
                                                                                                      -------------
                                                                                                         26,638,373

Washington (1.0%)
-------------------------------------------------------------------------------------------------------------------
          7,850,000 Port of Seattle, Special Fac. Rev. Bonds (Northwest
                    Airlines, Inc.), 7 1/4s, 4/1/30                                       B+/P            7,074,813
          3,500,000 Spokane Cnty., Indl. Corp. Solid Waste Disp. Rev.
                    Bonds (Kaiser Aluminum & Chemical Corp.),
                    7.6s, 3/1/27 (In default) (NON)                                       D/P             1,995,000
          1,500,000 WA State Hlth. Care Fac. Auth. VRDN
                    (Fred Hutchinson Cancer), 1.65s, 1/1/23                               VMIG1           1,500,000
          5,500,000 Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                    (Healtheast), 5 1/2s, 11/15/27                                        Ba2             3,753,750
                                                                                                      -------------
                                                                                                         14,323,563

West Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,045,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          BB+             4,099,063
          3,000,000 Weirton, Poll. Control Rev. Bonds (Weirton
                    Steel Corp.), 0.50s, 4/1/12                                           CCC/P           1,248,750
                                                                                                      -------------
                                                                                                          5,347,813

Wisconsin (1.0%)
-------------------------------------------------------------------------------------------------------------------
         14,500,000 Badger TOB Asset Securitization Corp. Rev. Bonds,
                    6 3/8s, 6/1/32                                                        A1             14,228,125

Wyoming (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Sweetwater Cnty., Poll. Control Rev. Bonds
                    (Idaho Power Co. Project), Ser. A, 6.05s, 7/15/26                     A3              5,477,063
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,464,949,758)                                                            $1,397,164,155

PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                              $2,102,500
          8,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    Ser. B, 7 3/4s                                                                        8,670,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $10,000,000)                                           $10,772,500

COMMON STOCKS (0.2%) (a) (cost $10,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            430,257 Horizon Natural Resources Co. (NON)                                                  $2,151,285
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,484,949,758)                                          $1,410,087,940
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,420,228,190.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,485,002,032, resulting in gross unrealized appreciation and depreciation of $67,493,137 and $142,407,229, respectively, or net unrealized depreciation of $74,914,092.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2002 was $111,962,530 or 7.9% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's and FRB's are the current interest rates at July 31, 2002.

      The fund had the following industry group concentrations greater than 10% at July 31, 2002 (as a percentage of net assets):

           Health care            29.7%
           Utilities              12.7
           Transportation         12.1

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,484,949,758) (Note 1)                                                     $1,410,087,940
-------------------------------------------------------------------------------------------
Cash                                                                                 48,115
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   24,217,503
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,218,255
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      191,924
-------------------------------------------------------------------------------------------
Total assets                                                                  1,435,763,737

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,025,874
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,000,793
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,134,782
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        693,565
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          120,845
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        90,328
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,132
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              375,746
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               89,482
-------------------------------------------------------------------------------------------
Total liabilities                                                                15,535,547
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,420,228,190

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               1,598,655,074
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,858,486
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (105,423,552)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (74,861,818)
-------------------------------------------------------------------------------------------
Total -- net assets applicable to capital shares outstanding                 $1,420,228,190

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,115,694,969 divided by 86,603,948 shares)                                        $12.88
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.88)*                              $13.52
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($281,824,862 divided by 21,839,866 shares)**                                        $12.90
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,002,007 divided by 853,681 shares)**                                            $12.89
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,706,352 divided by 908,518 shares)                                              $12.89
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.89)***                            $13.32
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Interest income:                                                               $105,906,011
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,350,865
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,188,528
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    42,053
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,981
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,249,594
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,279,850
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                90,527
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                56,595
-------------------------------------------------------------------------------------------
Other                                                                               641,568
-------------------------------------------------------------------------------------------
Total expenses                                                                   14,924,561
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (56,437)
-------------------------------------------------------------------------------------------
Net expenses                                                                     14,868,124
-------------------------------------------------------------------------------------------
Net investment income                                                            91,037,887
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                (6,342,965)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                              995,764
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                 (52,892,964)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (58,240,165)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $32,797,722
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                  -------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $91,037,887           $89,930,111
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (5,347,201)            9,906,018
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (52,892,964)            2,945,251
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   32,797,722           102,781,380
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                            (69,919,380)          (67,587,279)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (18,601,460)          (20,675,136)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (486,721)             (263,011)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (668,982)             (648,940)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                               (205,363)             (110,573)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (61,777)              (36,975)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (1,467)                 (430)
-------------------------------------------------------------------------------------------------------
   Class M                                                                 (1,925)               (1,060)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (43,091,311)          (66,694,318)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (100,240,664)          (53,236,342)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,520,468,854         1,573,705,196
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $1,858,486 and $846,587, respectively)                          $1,420,228,190        $1,520,468,854
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.39       $13.27       $14.13       $14.61       $14.56
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .83          .80          .80          .81          .80(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.52)         .11         (.85)        (.48)         .06
-----------------------------------------------------------------------------------------------------
Total from
investment operations:                   .31          .91         (.05)         .33          .86
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.82)        (.79)        (.81)        (.81)        (.81)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.82)        (.79)        (.81)        (.81)        (.81)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.88       $13.39       $13.27       $14.13       $14.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.38         7.10         (.24)        2.25         6.08
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,115,695   $1,145,710   $1,114,842   $1,157,920     $934,747
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .90          .88          .86          .87          .88
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.31         6.01         5.95         5.56         5.60
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.87        17.95        12.05        12.16        39.62
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.41       $13.29       $14.15       $14.62       $14.56
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .76          .73          .73          .74          .73(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.52)         .12         (.86)        (.47)         .05
-----------------------------------------------------------------------------------------------------
Total from
investment operations:                   .24          .85         (.13)         .27          .78
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.75)        (.73)        (.73)        (.74)        (.72)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.75)        (.73)        (.73)        (.74)        (.72)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.90       $13.41       $13.29       $14.15       $14.62
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.88         6.55         (.82)        1.81         5.47
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $281,825     $356,506     $441,174     $743,456   $1,052,827
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.40         1.39         1.44         1.37         1.53
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.83         5.49         5.36         5.03         4.95
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.87        17.95        12.05        12.16        39.62
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Feb. 1, 1999+
operating performance                         Year ended July 31            to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.39       $13.27       $14.13       $14.73
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .72          .69          .69          .36
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.51)         .12         (.85)        (.60)
----------------------------------------------------------------------------------------
Total from
investment operations:                   .21          .81         (.16)        (.24)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.71)        (.69)        (.70)        (.36)
----------------------------------------------------------------------------------------
Total distributions                     (.71)        (.69)        (.70)        (.36)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.89       $13.39       $13.27       $14.13
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.64         6.25        (1.05)        1.58*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,002       $6,779       $3,945       $2,738
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70         1.68         1.66          .83*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.46         5.20         5.16         2.47*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.87        17.95        12.05        12.16
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.39       $13.27       $14.14       $14.61       $14.55
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .79          .76          .77          .77          .78(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.51)         .12         (.87)        (.47)         .05
-----------------------------------------------------------------------------------------------------
Total from
investment operations:                   .28          .88         (.10)         .30          .83
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.78)        (.76)        (.77)        (.77)        (.77)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.78)        (.76)        (.77)        (.77)        (.77)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.89       $13.39       $13.27       $14.14       $14.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.16         6.79         (.62)        2.01         5.84
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,706      $11,474      $13,745      $23,693      $18,082
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.20         1.18         1.16         1.17         1.18
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.00         5.70         5.65         5.27         5.30
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.87        17.95        12.05        12.16        39.62
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date. Thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $92,606,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $24,429,000    July 31, 2003
    12,477,000    July 31, 2004
    21,345,000    July 31, 2006
    23,391,000    July 31, 2007
     7,814,000    July 31, 2008
     1,683,000    July 31, 2009
     1,467,000    July 31, 2010

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, defaulted bond interest, market discount and straddle loss deferrals. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $78,913 to decrease undistributed net investment income and $16,131 to increase paid-in-capital, with a decrease to accumulated net realized losses of $62,782. As of July 31, 2002, the undistributed tax-exempt and ordinary income on a tax basis was $11,074,510 and $19,233, respectively.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2002, the fund's expenses were reduced by $56,437 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,711 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.70%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $79,297 and $2,240 from the sale of class A and class M shares, respectively, and received $415,858 and $906 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $7,951 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $284,559,810 and $334,327,769, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,410,340        $135,719,544
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,970,439          38,823,709
---------------------------------------------------------------------------
                                            13,380,779         174,543,253

Shares repurchased                         (12,357,676)       (161,196,733)
---------------------------------------------------------------------------
Net increase                                 1,023,103         $13,346,520
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,678,306        $155,532,014
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,810,305          37,424,037
---------------------------------------------------------------------------
                                            14,488,611         192,956,051

Shares repurchased                         (12,918,247)       (171,965,988)
---------------------------------------------------------------------------
Net increase                                 1,570,364         $20,990,063
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,285,083         $43,162,206
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               643,095           8,419,815
---------------------------------------------------------------------------
                                             3,928,178          51,582,021

Shares repurchased                          (8,674,524)       (113,214,884)
---------------------------------------------------------------------------
Net decrease                                (4,746,346)       $(61,632,863)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,508,145         $46,787,287
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               715,252           9,539,741
---------------------------------------------------------------------------
                                             4,223,397          56,327,028

Shares repurchased                         (10,829,423)       (144,414,814)
---------------------------------------------------------------------------
Net decrease                                (6,606,026)       $(88,087,786)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    589,374          $7,697,613
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                15,825             206,321
---------------------------------------------------------------------------
                                               605,199           7,903,934

Shares repurchased                            (257,890)         (3,358,454)
---------------------------------------------------------------------------
Net increase                                   347,309          $4,545,480
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    277,394          $3,689,674
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,144             121,774
---------------------------------------------------------------------------
                                               286,538           3,811,448

Shares repurchased                             (77,410)         (1,031,660)
---------------------------------------------------------------------------
Net increase                                   209,128          $2,779,788
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    194,047          $2,520,036
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                32,669             427,839
---------------------------------------------------------------------------
                                               226,716           2,947,875

Shares repurchased                            (174,987)         (2,298,323)
---------------------------------------------------------------------------
Net increase                                    51,729            $649,552
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    930,779         $12,379,858
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                30,618             407,784
---------------------------------------------------------------------------
                                               961,397          12,787,642

Shares repurchased                          (1,140,127)        (15,164,025)
---------------------------------------------------------------------------
Net decrease                                  (178,730)        $(2,376,383)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities. Prior to August 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.7% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.






OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Paul M. Drury                      Since 2002                    Senior Vice President of Putnam
(11/10/66),                                                      Management
Vice President

Richard P. Wyke                    Since 1987                    Senior Vice President of Putnam
(4/24/56),                                                       Management
Vice President

David E. Hamlin                    Since 2002                    Managing Director of Putnam Management
(2/5/58),
Vice President

Susan A. McCormack                 Since 2002                    Senior Vice President of Putnam
(7/4/64),                                                        Management
Vice President

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN042-83996  036/679/851  9/02



Putnam
Tax-Free
Insured
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

[GRAPHIC OMITTED: BOOK]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that in an uncertain global investment environment, Putnam Tax-Free Insured Fund delivered solid absolute and superior relative returns during the fiscal year ended July 31, 2002. Not only did the fund provide shareholders with solid returns, but it also came in well above the average performance in its competitive peer group. You will find the specifics on the following pages.

There can be no doubt that the fund was helped by the favorable bond market conditions that were created as beleaguered equity investors worldwide fled to the safety of high-quality bonds such as those in which your fund invests. Nevertheless, these positive results were achieved in no small measure by the investment strategy pursued by your fund's management team throughout the period.

In its report, the team provides a full discussion of what has been driving the fund's performance over the past several months as well as a view of prospects for the new fiscal year that has just begun. We believe you will find the report both informative and gratifying.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam
Tax Exempt Fixed-Income Team

The 12-month period ended July 31, 2002 was a trying, volatile, and uncertain time for investors in many asset classes. Fortunately, for those who have sought a haven in high-quality, lower-risk investments such as AAA-rated, insured municipal bonds, this type of environment has been a favorable one. Putnam Tax-Free Insured Fund, which invests in these securities, has not only benefited from the positive environment for bonds, but also from several highly technical management strategies. As a result, the fund performed well within its Lipper peer group during the fiscal year (see page 7 for Lipper details). The fund underperformed its benchmark index, the Lehman Municipal Bond Index, primarily because the index is more heavily weighted towards short- and intermediate-maturity bonds than most mutual funds that invest in insured municipal bonds. It is not possible to invest directly in the Lehman Municipal Bond Index.

Total return for 12 months ended 7/31/02

      Class A          Class B         Class C          Class M
    NAV     POP       NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
    6.38%   1.31%    5.81%  0.81%    5.53%  4.53%     6.05%   2.62%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* A CHANGING, BUT POSITIVE MARKET ENVIRONMENT

In the past 12 months, the municipal bond market, along with the bond market in general, has undergone significant change. Yields have declined from a year ago, producing a rally in the bond market that resulted in solid performance for nearly all bond sectors. A year ago, the Treasury yield curve was fairly flat, with not much difference between short-term and long-term rates. The yield curve was beginning to steepen in August of 2001, as the Federal Reserve Board had begun lowering short-term interest rates in response to the slowing economy and to try to stave off a recession. The tragic events of September 11 caused great upheaval in the bond market, leading investors to pour money into the safety of short-term Treasuries. By the end of October, short- and intermediate-term rates were at historic lows due to this flight to quality and the aggressive Fed easing that had begun in the spring.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities              20.3%

Transportation         16.7%

Health care            13.9%

Water and sewer         9.6%

Housing                 5.2%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.

Several events, including a recovering equity market, an improving economy, and positive news from the war in Afghanistan, contributed to a large sell-off in the bond market during the first half of November 2001. Short- and intermediate-maturity bonds were hit the hardest. In addition, the Fed continued to lower rates through December 2001, for a total of 11 rate cuts in calendar 2001 that brought the federal funds rate to a 40-year low of 1.75% (where it remained on July 31, 2002).

The period of uncertainty at the end of 2001 gave way to another strong rally in 2002, and again, short- and intermediate-maturity bonds were the main beneficiaries. Corporate accounting scandals and geopolitical crises, including an escalation of conflict in the Middle East and discussions about the potential for war with Iraq, have increased nervousness among investors in 2002. Their reaction has been to once again flock to the relative safety of short-term, high-quality bonds as equity markets have plummeted.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 91.2%

Aa/AA -- 0.2%

VMIG1 -- 8.6%

Footnote reads:
*As a percentage of market value as of 7/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Because bond yields fall as prices rise, the rally in short- and intermediate-maturity bonds during 2002 (especially in June and July) has caused extreme steepening in this part of the yield curve. Long-term bond yields saw less change for most of the year, but in the final month of the period, there was some decline in 10-year bond yields and still less decline in 30-year bonds. To illustrate, the yield on the 2-year Treasury had declined from 3.79% a year ago to 2.23% by the fund's fiscal year end, which is as low as it has been in the history of this security. 10-year Treasuries, by contrast, declined only 0.59 percentage points, from 5.05% to 4.46%, and 30-year bonds declined by 0.22 percentage points to yield 5.30% by the end of July 2002.

Fund Profile

Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments in insured and/or AAA-rated tax-exempt securities. The fund invests in bonds that are insured as to timely payment of principal and interest, escrowed securities guaranteed by the U.S. government, and bonds that are rated AAA (or the equivalent), which is the highest credit rating available.


* YIELD CURVE AND DURATION STRATEGIES PAID OFF

Our yield-curve strategy has changed over the past year as conditions have warranted. A year ago, the fund was much more bulleted, with maturities spread fairly evenly across the middle part of the curve. This strategy has helped the fund's performance considerably, as short- and intermediate-term bond yields have fallen and their prices have risen. However, since the curve is now so steep, we are beginning to move our positions farther out toward the long and very short ends of the curve (a "barbell" strategy). We believe this strategy should have two main benefits. First, as short and intermediate yields have dropped, these bonds have become expensive. We are beginning to take advantage of these attractive prices to move into the better values, especially at the long end of the curve. The second benefit of a barbell strategy is that this structure should help the fund weather the expected flattening of the curve, as intermediate-maturity bonds typically experience the most volatility when short-term rates change direction. The fund is not yet completely barbelled, but we are continuing our efforts to establish this positioning.


[GRAPHIC OMITTED: worm chart TREASURY YIELD CURVE]

TREASURY YIELD CURVE

                         7/31/01              7/31/02

 3 month                 3.519%               1.690%

 6 month                 3.455%               1.677%

 2 year                  3.793%               2.234%

 5 year                  4.525%               3.446%

10 year                  5.052%               4.459%

30 year                  5.523%               5.313%


Another beneficial strategy has been our management of the fund's duration. (A bond's duration is a gauge of how sensitive its price will be to changes in interest rates.) In general, when the bond market rallies, owning bonds with longer duration is advantageous. The longer the fund's duration, the greater its sensitivity to interest-rate movements in the market -- and in this case, the interest-rate shifts are beneficial. The fund's average duration was longer than that of many of its peers, which helped it outperform during the period.

A final strategy that helped the fund was our overweighted position in New York bonds when these rallied strongly in January 2002. We had been emphasizing New York bonds in late 2001, building positions in what we felt were attractively valued holdings. When the bond market rallied in the first quarter of 2002, New York's insured bonds performed especially well, as the state is a well-known, highly regarded issuer of high-quality municipals. After this rally, we pared back on the fund's New York holdings, which turned out also to be a fortuitous move, since the state's bonds underperformed in the second quarter.

* FUND IS POSITIONED MORE DEFENSIVELY

The bond market is likely to face a more difficult environment in the coming year than it has in the past few years, but we believe bond funds will continue to play a vital role in helping investors diversify their portfolios. The stock market remains volatile and uncertain, which has been helpful for investors in tax-free insured municipals. However, once we get through the downturn in the equity markets and stock prices begin to stabilize, we believe that the yield curve will flatten and we will want the fund to be positioned defensively.


"As the stock market continues to take an awful beating, investors have rediscovered the simple virtues of bonds."

-- Barron's, July 29, 2002

In addition, the fund has underweighted California insured municipals, compared with its benchmark index. We are expecting a large supply of California utility-supported insured bonds to come on the market that could potentially depress prices. Along with many other institutions, we are expecting to purchase these bonds, but we believe that maintaining an underweight position going into this new issue is a prudent strategy. As always, we will continue to monitor developments in the market and the economy, as well as technical changes that occur in the insured marketplace (such as supply/demand), and we will make adjustments to the portfolio accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.38%   1.31%   5.81%   0.81%   5.53%   4.53%   6.05%   2.62%
------------------------------------------------------------------------------
5 years          27.89   21.83   26.48   24.49   22.83   22.83   26.25   22.15
Annual average    5.04    4.03    4.81    4.48    4.20    4.20    4.77    4.08
------------------------------------------------------------------------------
10 years         72.17   63.98   66.86   66.86   60.23   60.23   66.90   61.45
Annual average    5.58    5.07    5.25    5.25    4.83    4.83    5.26    4.91
------------------------------------------------------------------------------
Annual average
(life of fund)    7.34    7.03    7.14    7.14    6.82    6.82    7.14    6.94
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                          Lehman Municipal         Consumer
                            Bond Index            price index
------------------------------------------------------------------------------
1 year                         6.71%                 1.41%
------------------------------------------------------------------------------
5 years                       33.62                 12.02
Annual average                 5.97                  2.30
------------------------------------------------------------------------------
10 years                      87.93                 28.04
Annual average                 6.51                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                 8.27                  3.06
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 48 funds in the Lipper Insured Municipal Debt Funds category over the 12 months ended 7/31/02 was 5.58%. Over the 5- and 10-year periods ended 7/31/02, annualized returns for the category were 4.75% and 5.66%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/92

                Fund's class B      Lehman Municipal        Consumer price
Date            shares at CDSC          Bond Index              index

7/31/92            10,000                10,000                10,000
7/31/93            10,831                10,884                10,278
7/31/94            10,650                11,091                10,562
7/31/95            11,238                11,965                10,868
7/31/96            12,156                12,754                11,189
7/31/97            13,048                14,064                11,431
7/31/98            13,871                14,906                11,623
7/31/99            13,963                15,335                11,865
7/31/00            14,603                15,997                12,299
7/31/01            15,905                17,611                12,626
7/31/02           $16,686               $18,793               $12,804

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class A and class M shares would have been valued at $17,217 and $16,690, respectively ($16,398 and $16,145 at public offering price); a $10,000 investment in the fund's class C shares would have been valued at $16,023, and no contingent deferred sales charge would apply. See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               12            12            12            12
------------------------------------------------------------------------------
Income             $0.663828     $0.583158     $0.542552     $0.619791
------------------------------------------------------------------------------
Capital gains 1        --            --            --            --
------------------------------------------------------------------------------
  Total            $0.663828     $0.583158     $0.542552     $0.619791
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
7/31/01          $15.18  $15.94     $15.20        $15.21   $15.22  $15.73
------------------------------------------------------------------------------
7/31/02           15.46   16.23      15.48         15.49    15.50   16.02
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2             3.99%   3.80%      3.35%         3.19%    3.70%   3.58%
------------------------------------------------------------------------------
Taxable
equivalent 3       6.50    6.19       5.46          5.20     6.03    5.83
------------------------------------------------------------------------------
Current
30-day SEC
yield 4            3.39    3.23       2.74          2.60     3.09    2.99
------------------------------------------------------------------------------
Taxable
equivalent 3       5.52    5.26       4.46          4.23     5.03    4.87
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines

TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A         Class B        Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)       (7/26/99)       (6/1/95)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year            6.81%   1.72%   6.26%   1.26%   5.95%   4.95%   6.48%   3.05%
------------------------------------------------------------------------------
5 years          30.11   23.96   28.77   26.77   24.94   24.94   28.45   24.26
Annual average    5.41    4.39    5.19    4.86    4.55    4.55    5.13    4.44
------------------------------------------------------------------------------
10 years         76.02   67.62   70.69   70.69   63.90   63.90   70.68   65.15
Annual average    5.82    5.30    5.49    5.49    5.07    5.07    5.49    5.15
------------------------------------------------------------------------------
Annual average
(life of fund)    7.30    6.99    7.11    7.11    6.78    6.78    7.11    6.90
------------------------------------------------------------------------------

Past performance does not indicate future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Free Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2002



THE FUND'S PORTFOLIO
July 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investor Guaranty Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (2.1%)
-------------------------------------------------------------------------------------------------------------------
         $3,000,000 Alabama A&M U. Rev. Bonds, MBIA, 6 1/2s, 11/1/25                      Aaa            $3,457,500
          7,500,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA), Ser. 487
                    R, FGIC, 5 3/4s, 2/1/38                                               Aaa             7,921,875
                                                                                                      -------------
                                                                                                         11,379,375

Alaska (2.4%)
-------------------------------------------------------------------------------------------------------------------
                    AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A
          6,000,000 MBIA, 5.9s, 12/1/19                                                   Aaa             6,240,000
          6,660,000 4.4s, 12/1/31                                                         Aaa             6,676,650
                                                                                                      -------------
                                                                                                         12,916,650

Arizona (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 AZ State Muni. Fin. Program COP, Ser. 31, BIGI,
                    7 1/4s, 8/1/09                                                        Aaa             1,231,250
          2,970,000 Phoenix, Indl. Dev. Auth. Rev. Bonds (Mission Place
                    Project A-1), GNMA Coll., 7 1/2s, 7/20/35                             AAA             3,396,938
                                                                                                      -------------
                                                                                                          4,628,188

California (5.2%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Beverly Hills, Pub. Fin. Auth. IFB, MBIA, 9.65s, 6/1/15               Aaa             1,401,387
          4,500,000 CA Poll. Control Fin. Auth. Rev. Bonds (Pacific Gas &
                    Electric Corp.), Ser. A, MBIA, 5.35s, 12/1/16                         AAA             4,786,875
          5,185,000 CA State G.O. Bonds, FGIC, 5 3/4s, 2/1/11                             Aaa             5,923,863
          3,000,000 CA Statewide Cmnty. Dev. Auth. Step Up Recovery
                    Floater COP (Motion Picture & TV Fund),
                    AMBAC, 5.68s, 1/1/24                                                  Aaa             3,112,500
          3,500,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC, 7.464s,
                    4/23/08                                                               Aaa             4,471,250
          3,680,000 Santa Ana, Fin. Auth. Lease Rev. Bonds
                    (Police Admin. & Hldg. Fac.), Ser. A, MBIA,
                    6 1/4s, 7/1/17                                                        Aaa             4,448,200
          1,100,000 Southern CA Pub. Pwr. Auth. IFB, FGIC, 8.87s, 7/1/12                  Aaa             1,217,205
          2,800,000 Southern CA Pub. Pwr. Auth. Rev. Bonds, FGIC,
                    5.21s, 7/1/12                                                         Aaa             2,949,184
                                                                                                      -------------
                                                                                                         28,310,464

Colorado (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,102,000 CO Hlth. Facs. Auth. Rev. Bonds (Cmnty. Provider
                    Pooled Loan Program), Ser. A, FSA, 7 1/4s, 7/15/17                    Aaa             1,121,538
                    Denver, City & Cnty. Arpt. Rev. Bonds, MBIA
          1,180,000 Ser. C, 6 3/4s, 11/15/22                                              Aaa             1,218,857
          1,765,000 Ser. C, 6 3/4s, 11/15/13                                              Aaa             1,823,121
            235,000 Ser. C, 6 3/4s, 11/15/13, Prerefunded                                 Aaa               243,169
          5,000,000 Ser. D, 5 1/2s, 11/15/25                                              Aaa             5,175,000
                                                                                                      -------------
                                                                                                          9,581,685

Delaware (1.9%)
-------------------------------------------------------------------------------------------------------------------
          9,600,000 Delaware Valley, Regl. Fin. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 8/1/28                                                 Aaa            10,428,000

District of Columbia (2.1%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 DC Convention Ctr. Auth. Dedicated Tax Rev. Bonds,
                    AMBAC, 4 3/4s, 10/1/28                                                Aaa             8,392,500
          3,000,000 DC G.O. Bonds, Ser. A, FSA, 5 7/8s, 6/1/05                            Aaa             3,285,000
                                                                                                      -------------
                                                                                                         11,677,500

Florida (6.5%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Broward Cnty., Port Facs. Rev. Bonds, Ser. C, MBIA,
                    5 3/8s, 9/1/11                                                        Aaa             3,906,000
          1,185,000 FL Hsg. Fin. Agcy. Home Ownership Rev. Bonds,
                    Ser. 1987 G2, GNMA Coll., 8.595s, 11/1/18                             AAA             1,379,044
         13,675,000 Hernando Cnty., Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16                                    Aaa            18,392,875
          5,000,000 Orlando & Orange Cnty., Expressway Auth. Rev.
                    Bonds, FGIC, 8 1/4s, 7/1/14                                           Aaa             6,906,250
          3,980,000 Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             5,183,950
                                                                                                      -------------
                                                                                                         35,768,119

Georgia (4.2%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s, 1/1/30               Aaa             8,240,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
          3,235,000 Ser. V, MBIA, 6 1/2s, 1/1/12                                          Aaa             3,720,250
          1,315,000 Ser. V, MBIA, 6 1/2s, 1/1/12                                          AAA             1,533,619
            580,000 Ser. V, MBIA, 6 1/2s, 1/1/12, Prerefunded                             Aaa               702,525
          7,085,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA/P           8,537,425
            415,000 Ser. Y, AMBAC, 6.4s, 1/1/13, Prerefunded                              AAA/P             498,519
                                                                                                      -------------
                                                                                                         23,232,338

Idaho (2.0%)
-------------------------------------------------------------------------------------------------------------------
         11,135,000 ID Hlth. Facs. Auth. VRDN (St. Lukes Med. Ctr.),
                    FSA, 1.52s, 7/1/30                                                    VMIG1          11,135,000

Illinois (7.9%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39                    Aaa             5,699,375
          3,000,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, FSA,
                    5s, 1/1/07                                                            Aaa             3,191,250
                    Chicago, O'Hare Intl. Arpt. Rev. Bonds
          3,640,000 Ser. C, MBIA, 5s, 1/1/11                                              Aaa             3,894,800
          2,625,000 Ser. E, AMBAC, 5s, 1/1/06                                             Aaa             2,782,500
          2,535,000 Ser. E, AMBAC, 5s, 1/1/05                                             Aaa             2,661,750
            310,000 Chicago, Res. Mtge. Rev. Bonds, Ser. B, MBIA,
                    zero %, 10/1/09                                                       Aaa               188,325
          9,500,000 Chicago, Wastewater Transmission Rev. Bonds,
                    MBIA, 5 1/2s, 1/1/30                                                  Aaa            10,105,625
          2,150,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             2,367,688
          1,000,000 Du Page Cnty., Cmnty. High School Dist. G.O. Bonds,
                    FSA, 5.6s, 1/1/20                                                     Aa3             1,072,500
          3,900,000 Regl. Trans. Auth. G.O. Bonds, FSA, 5 3/4s, 6/1/15                    Aaa             4,494,750
          5,000,000 Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
                    8s, 6/1/17                                                            Aaa             6,768,750
                                                                                                      -------------
                                                                                                         43,227,313

Indiana (6.6%)
-------------------------------------------------------------------------------------------------------------------
          6,605,000 Center Grove Bldg. Rev. Bonds, AMBAC,
                    5 1/2s, 1/15/26                                                       Aaa             6,844,431
          6,250,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                  Aaa             5,820,313
                    IN Bond Bk. Rev. Bonds, AMBAC
          3,135,000 5s, 2/1/06                                                            Aaa             3,377,963
          1,750,000 5s, 2/1/05                                                            Aaa             1,865,938
          3,500,000 IN Edl. Facs. Auth. Rev. Bonds (Butler U. Project),
                    MBIA, 5 1/2s, 2/1/26                                                  Aaa             3,622,500
          7,500,000 IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                    (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                              Aaa             9,365,618
          5,000,000 Marion Cnty., Convention & Recreational Facs. Auth.
                    Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/13                             Aaa             5,141,750
                                                                                                      -------------
                                                                                                         36,038,513

Iowa (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,840,000 IA Fin. Auth. Single Fam. Mtge. Rev. Bonds
                    (Mtge. Backed Securities Program), Ser. B,
                    GNMA/FNMA Coll., 4.7s, 7/1/23                                         Aaa             4,967,050

Louisiana (1.3%)
-------------------------------------------------------------------------------------------------------------------
            359,808 East Baton Rouge, Fin. Auth. Single Fam. Mtge. Rev.
                    Bonds (Mortgage-Backed Securities Program),
                    Ser. B, GNMA Coll., 8 1/4s, 2/25/11                                   AAA               371,501
          2,750,000 LA Pub. Facs. Auth. Rev. Bonds (Tulane U.), Ser. A,
                    AMBAC, 5s, 7/1/32                                                     Aaa             2,712,188
          4,000,000 LA State U. & Agriculture & Mechanical College Rev.
                    Bonds, MBIA, 5 1/2s, 7/1/26                                           Aaa             4,140,000
                                                                                                      -------------
                                                                                                          7,223,689

Maine (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,390,000 Maine Govt. Facs. Auth. Rev. Bonds, AMBAC,
                    6s, 10/1/11                                                           Aaa             2,751,488

Massachusetts (3.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 MA Dev. Fin. Agcy. Resource Recovery Rev. Bonds
                    (Semass Syst.), Ser. A, MBIA, 5 1/2s, 1/1/11                          Aaa             5,537,500
          4,500,000 MA State Hlth. & Edl. Facs. Auth. Rev. Bonds
                    (Harvard Pilgrim Hlth.), Ser. A, FSA, 5s, 7/1/14                      Aaa             4,685,625
          9,570,000 MA State Tpk. Auth. Met. Hwy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 4 3/4s, 1/1/34                                         Aaa             8,792,438
                                                                                                      -------------
                                                                                                         19,015,563

Michigan (4.8%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Detroit Econ. Dev. Corp. Resource Recovery Rev.
                    Bonds, Ser. A, AMBAC, 3.8s, 5/1/05                                    Aaa            10,350,000
            500,000 Kent Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth.
                    Care), Ser. A, MBIA, 5 1/2s, 1/15/17                                  Aaa               541,250
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Mercy Hlth.
                    Svcs.), Ser. X, MBIA, 6s, 8/15/34                                     Aaa             5,393,750
                    MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
                    (Detroit Edison Co.), AMBAC
          4,000,000 7s, 5/1/21                                                            Aaa             5,080,000
          3,500,000 4.85s, 9/1/30                                                         Aaa             3,758,125
          1,065,000 St. Joseph School Dist. G.O. Bonds, 5 1/2s, 5/1/18                    Aaa             1,143,544
                                                                                                      -------------
                                                                                                         26,266,669

Missouri (2.3%)
-------------------------------------------------------------------------------------------------------------------
         10,230,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Research Hlth. Svcs. Syst.), MBIA, 1.6s, 10/15/14                    VMIG1          10,230,000
          2,500,000 MO State Hlth. & Edl. Facs. Auth. Rev. Bonds
                    (Heartland Hlth. Syst. Project), AMBAC,
                    6.35s, 11/15/17                                                       Aaa             2,585,150
                                                                                                      -------------
                                                                                                         12,815,150

Nebraska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 NE Investment Fin. Auth. IFB, MBIA, 6.66s, 12/8/16                    Aaa             6,112,500

Nevada (2.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Clark Cnty., Passenger Fac. Rev. Bonds
                    (Las Vegas-McCarran Intl. Arpt.), MBIA,
                    4 3/4s, 7/1/22                                                        Aaa             4,818,750
          7,350,000 NV State G.O. Bonds, MBIA, 4 3/4s, 5/15/26                            AAA             6,881,438
                                                                                                      -------------
                                                                                                         11,700,188

New Hampshire (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 NH State Tpk. Syst. IFB, FGIC, 6.664s, 11/1/17                        Aaa             5,643,750

New Mexico (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Albuquerque Arpt. Rev. Bonds, AMBAC, 5s, 7/1/07                       Aaa             1,075,000
            205,000 NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                    Ser. C, FGIC, 8 1/2s, 7/1/07                                          Aaa               205,113
                                                                                                      -------------
                                                                                                          1,280,113

New York (6.1%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          Aaa             4,525,000
          3,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A,
                    FSA, 5s, 11/15/30                                                     Aaa             2,958,750
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds
                    (Nassau Hlth. Care Corp.), FSA
          4,610,000 6s, 8/1/13                                                            Aaa             5,272,688
          2,285,000 6s, 8/1/12                                                            Aaa             2,622,038
          7,500,000 NY City, Muni. Wtr. & Swr. Fin. Syst. Auth. VRDN,
                    Ser. G, 1.35s, 6/15/24                                                VMIG1           7,500,000
          9,750,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Niagara Mohawk Pwr. Corp.), Ser. A,
                    FGIC, 7.2s, 7/1/29                                                    Aaa            10,834,688
                                                                                                      -------------
                                                                                                         33,713,164

North Carolina (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    Metropolitan Pier & Exposition Auth. Rev. Bonds
                    (McCormack Place Expansion Project)
          6,000,000 FGIC, 5 1/2s, 12/15/24                                                Aaa             6,232,500
          1,000,000 MBIA, 5s, 12/15/28                                                    Aaa               975,000
          8,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
                    (No. 1 Catawba Elec.), MBIA, 5.6s, 1/1/20                             Aaa             8,170,000
                                                                                                      -------------
                                                                                                         15,377,500

Ohio (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,265,000 Cleveland, Pub. Pwr. Syst. Rev. Bonds, AMBAC,
                    4s, 11/15/05                                                          Aaa             2,386,744
          6,765,000 Cleveland, Waterworks Rev. Bonds, Ser. J,
                    FSA, 5s, 1/1/06                                                       Aaa             7,289,288
             45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                13,163
                                                                                                      -------------
                                                                                                          9,689,195

Pennsylvania (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Keystone Oaks, School Dist. IFB, AMBAC,
                    5.689s, 9/1/16                                                        Aaa             4,093,960
          3,000,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 8.52s, 9/1/13                                 Aaa             3,263,580
          6,400,000 Philadelphia, School Dist. G.O Bonds, Ser. A,
                    FSA, 5 1/2s, 2/1/31                                                   Aaa             6,632,000
                                                                                                      -------------
                                                                                                         13,989,540

Puerto Rico (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA,
                    5 1/4s, 7/1/14                                                        Aaa             4,500,000

South Carolina (3.1%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 SC Jobs Econ. Dev. Hosp. Facs. IFB, AMBAC,
                    5.31s, 8/1/15                                                         Aaa             7,201,250
         10,000,000 SC State Pub. Svcs. Auth. Rev. Bonds, Ser. B,
                    FSA, 5 1/8s, 1/1/37                                                   Aaa            10,000,000
                                                                                                      -------------
                                                                                                         17,201,250

Tennessee (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,840,000 Knox Cnty., Hlth., Edl. & Hsg. Facs. Rev. Bonds
                    (Fort Sanders Alliance), MBIA, 5 3/4s, 1/1/14                         Aaa             5,517,600
          1,285,000 Putnam Cnty., G.O. Bonds, FGIC, 5 1/4s, 4/1/15                        Aaa             1,419,925
                                                                                                      -------------
                                                                                                          6,937,525

Texas (7.6%)
-------------------------------------------------------------------------------------------------------------------
                    Austin, Arpt. Syst. Rev. Bonds, Ser. A, MBIA
          5,195,000 6.1s, 11/15/11                                                        Aaa             5,766,450
            485,000 6.1s, 11/15/11, Prerefunded                                           Aaa               557,144
          2,085,000 Dallas, Area Rapid Transit Rev. Bonds, AMBAC,
                    5s, 12/1/31                                                           Aaa             2,032,875
          4,500,000 Houston, Arpt. Syst. Rev. Bonds, Ser. A, FSA,
                    5 1/2s, 7/1/23                                                        Aaa             4,573,125
          1,500,000 Houston, Indpt. School Dist., Ltd. G.O. Bonds,
                    Ser. A, PSFG, 6.3s, 8/15/14                                           AAA             1,809,375
          9,250,000 Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. A,
                    FSA, 5 3/4s, 12/1/32                                                  Aaa            10,336,875
          7,800,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates-Hosp. Prsbytrn Med. Ctr. D), 1.47s, 12/1/15                    VMIG1           7,800,000
          3,500,000 Red River Poll. Control Rev. Bonds, AMBAC,
                    5.2s, 7/1/11                                                          Aaa             3,670,625
          5,000,000 Rio Grande Valley Hlth. Facs. Dev. Corp. Rev. Bonds,
                    MBIA, 6.4s, 8/1/12                                                    Aaa             5,118,750
                                                                                                      -------------
                                                                                                         41,665,219

Utah (3.5%)
-------------------------------------------------------------------------------------------------------------------
          4,735,000 UT State Hsg. Fin. Agcy. Single Family Mtge. Rev.
                    Bonds, FHA Insd., 6s, 1/1/31                                          Aaa             4,894,806
                    UT State Pwr. Supply Rev. Bonds
                    (Intermountain Pwr. Agcy.), Ser. A, MBIA
          4,500,000 6.15s, 7/1/14                                                         Aaa             5,079,375
          7,900,000 6.15s, 7/1/14, Prerefunded                                            Aaa             9,193,625
                                                                                                      -------------
                                                                                                         19,167,806

Washington (8.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Clark Cnty., Pub. Util. Rev. Bonds (Dist. No. 1),
                    AMBAC, 5 1/2s, 1/1/11                                                 Aaa             3,360,000
                    Port Seattle Rev. Bonds, Ser. A, FGIC
         10,000,000 5 1/2s, 10/1/22                                                       Aaa            10,375,000
          2,500,000 5s, 4/1/31                                                            Aaa             2,437,500
         10,000,000 WA State Hlth. Care Facs. Auth. VRDN
                    (VA Mason Med. Ctr.), Ser. B, MBIA, 1.47s, 2/15/27                    VMIG1          10,000,000
                    WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,000,000 (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             7,657,500
          5,000,000 (Nuclear No. 1), Ser. A, AMBAC, 5.7s, 7/1/09                          Aaa             5,500,000
          6,400,000 (Nuclear No. 3), MBIA, 5.4s, 7/1/12                                   AAA             6,641,792
                                                                                                      -------------
                                                                                                         45,971,792
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $514,692,955) (b)                                          $544,312,296
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $548,934,827.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $514,692,956, resulting in gross unrealized appreciation and depreciation of $30,220,706 and $601,366, respectively, or net unrealized appreciation of $29,619,340.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at July 31, 2002.

      The fund had the following industry group concentrations greater than 10% at July 31, 2002 (as a percentage of net assets):

          Utilities             20.3%
          Transportation        16.7
          Health care           13.9

      The fund had the following insurance concentrations greater than 10% at July 31, 2002 (as a percentage of net assets):

          MBIA                  32.5%
          AMBAC                 24.4
          FSA                   17.8
          FGIC                  17.0

------------------------------------------------------------------------------
Swap Contracts Outstanding at July 31, 2002
                                                                    Unrealized
                                          Notional Termination    Appreciation/
                                            Amount        Date   (Depreciation)
------------------------------------------------------------------------------
Agreement with JP
Morgan Chase
dated July 15,
2002 to
receive/(pay) at
maturity the
notional amount
multiplied by the
spread between
the final and
initial Index
value (Index
value: the spread
between the AAA
General
obligations yield
curve rate and
3.97% times a
factor) and pay
the notional
amount multiplied
by three month
USD LIBOR
adjusted by a
specified spread.                      $10,500,000    10/17/02        $(40,530)

Agreement with
Goldman Sachs
Capital Markets
dated July 23,
2002 to
receive/(pay) at
maturity the
notional amount
multiplied by the
spread between
the final and
initial Index
value (Index
value: the spread
between the AAA
General
obligations yield
curve rate and
3.90% times a
factor) and pay
the notional
amount multiplied
by three month
USD LIBOR
adjusted by a
specified spread.                       10,000,000    10/28/02           4,100
------------------------------------------------------------------------------
                                                                      $(36,430)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $514,692,955)
(Note 1)                                                                       $544,312,296
-------------------------------------------------------------------------------------------
Cash                                                                                686,810
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,944,410
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,313,567
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                           4,100
-------------------------------------------------------------------------------------------
Total assets                                                                    551,261,183

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               727,280
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          961,082
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        231,909
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           58,160
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        38,989
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,159
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              197,300
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                             40,530
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               68,947
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,326,356
-------------------------------------------------------------------------------------------
Net assets                                                                     $548,934,827

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 513,074,795
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (248,103)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             6,525,224
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       29,582,911
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $548,934,827

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($363,095,702 divided by 23,487,345 shares)                                          $15.46
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $15.46)*                              $16.23
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($171,800,716 divided by 11,097,230 shares)+                                         $15.48
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,884,681 divided by 767,485 shares)+                                             $15.49
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,153,728 divided by 138,939 shares)                                               $15.50
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.50)**                             $16.02
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Tax exempt interest income:                                                     $27,960,135
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,688,046
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      495,506
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    18,366
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,041
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               681,190
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,346,963
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               111,426
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 8,991
-------------------------------------------------------------------------------------------
Other                                                                               143,437
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,506,966
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (71,415)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,435,551
-------------------------------------------------------------------------------------------
Net investment income                                                            22,524,584
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                14,282,077
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     320,056
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                       (511,000)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts and swap
contracts during the year                                                        (4,723,797)
-------------------------------------------------------------------------------------------
Net gain on investments                                                           9,367,336
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $31,891,920
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $22,524,584           $23,428,052
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                       14,091,133             2,438,096
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (4,723,797)           20,287,875
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   31,891,920            46,154,023
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income
   Class A                                                            (14,826,726)          (13,786,628)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (7,029,484)           (9,424,801)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (393,775)             (141,794)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (72,597)             (112,210)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                (22,214)              (22,655)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (12,299)              (17,897)
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (750)                 (115)
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (108)                 (223)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       8,830,656             4,963,060
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           18,364,623            27,610,760

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     530,570,204           502,959,444
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment income and undistributed net investment income
of $248,103 and $60,864, respectively)                               $548,934,827          $530,570,204
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.18       $14.52       $14.72       $15.40       $15.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .67          .71          .73          .72          .74(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .27          .66         (.20)        (.56)        (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .94         1.37          .53          .16          .70
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.66)        (.71)        (.73)        (.72)        (.73)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.12)        (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.66)        (.71)        (.73)        (.84)        (.80)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.46       $15.18       $14.52       $14.72       $15.40
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.38         9.63         3.86         0.96         4.63
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $363,096     $322,302     $260,637     $243,845     $230,283
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .82          .83          .81          .94          .94
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.39         4.74         5.15         4.65         4.80
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 54.72        36.91        22.45        35.60        40.38
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.20       $14.54       $14.74       $15.42       $15.52
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .59          .65          .68          .72          .77(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .27          .66         (.20)        (.56)        (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .86         1.31          .48          .16          .73
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.58)        (.65)        (.68)        (.72)        (.76)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.12)        (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.58)        (.65)        (.68)        (.84)        (.83)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.48       $15.20       $14.54       $14.74       $15.42
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.81         9.18         3.44         1.00         4.83
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $171,801     $196,934     $238,508     $327,920     $336,286
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.35         1.23         1.21          .90          .74
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.86         4.34         4.75         4.69         5.00
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 54.72        36.91        22.45        35.60        40.38
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                         Year ended July 31            to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.21       $14.53       $14.72       $14.83
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .55          .59          .62          .01
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .27          .68         (.19)        (.11)
----------------------------------------------------------------------------------------
Total from
investment operations                    .82         1.27          .43         (.10)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.54)        (.59)        (.62)        (.01)
----------------------------------------------------------------------------------------
Total distributions                     (.54)        (.59)        (.62)        (.01)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.49       $15.21       $14.53       $14.72
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.53         8.89         3.11        (0.66)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,885       $9,638       $1,123           $1
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.62         1.63         1.61          .03*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.58         3.88         4.33          .08*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 54.72        36.91        22.45        35.60
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.22       $14.56       $14.76       $15.39       $15.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .62          .66          .69          .66          .69(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .28          .67         (.20)        (.51)        (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .90         1.33          .49          .15          .65
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.62)        (.67)        (.69)        (.66)        (.69)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.12)        (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.62)        (.67)        (.69)        (.78)        (.76)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.50       $15.22       $14.56       $14.76       $15.39
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.05         9.28         3.55         0.91         4.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,154       $1,696       $2,692       $1,866       $1,835
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.12         1.13         1.11         1.24         1.24
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.08         4.45         4.82         4.35         4.50
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 54.72        36.91        22.45        35.60        40.38
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

E) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the fund's exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, market discount, straddle loss deferrals and total return swap income reclass. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $475,598 to decrease undistributed net investment income and $475,598 to increase accumulated net realized gains. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

As of July 31, 2002, the undistributed tax-exempt income, ordinary income and long-term gain on a tax basis was $350,353, $7,410 and $8,827,272, respectively.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based upon the lesser of
(i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2002, the fund's expenses were reduced by $71,415 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $880 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the period December 1, 2001 through March 17, 2002, the class B rate was 0.75% of average net assets and prior to December 1, 2001, the class B rate was 0.60% of average net assets. Effective March 18, 2002, the class B rate was adjusted to 0.85% of average net assets.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $29,361 and $167 from the sale of class A and class M shares, respectively, and received $318,432 and $8,035 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $11,236 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $283,751,732 and $307,255,869, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,287,000         $80,564,387
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               627,697           9,555,417
---------------------------------------------------------------------------
                                             5,914,697          90,119,804

Shares repurchased                          (3,655,278)        (55,541,228)
---------------------------------------------------------------------------
Net increase                                 2,259,419         $34,578,576
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,509,633         $82,302,345
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               596,086           8,895,020
---------------------------------------------------------------------------
                                             6,105,719          91,197,365

Shares repurchased                          (2,823,409)        (42,106,916)
---------------------------------------------------------------------------
Net increase                                 3,282,310         $49,090,449
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,981,921         $30,282,305
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               257,484           3,925,681
---------------------------------------------------------------------------
                                             2,239,405          34,207,986

Shares repurchased                          (4,095,145)        (62,470,374)
---------------------------------------------------------------------------
Net decrease                                (1,855,740)       $(28,262,388)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,975,077         $29,580,630
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               365,339           5,453,217
---------------------------------------------------------------------------
                                             2,340,416          35,033,847

Shares repurchased                          (5,787,174)        (86,447,281)
---------------------------------------------------------------------------
Net decrease                                (3,446,758)       $(51,413,434)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    631,077          $9,635,108
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                22,172             337,912
---------------------------------------------------------------------------
                                               653,249           9,973,020

Shares repurchased                            (519,632)         (7,877,353)
---------------------------------------------------------------------------
Net increase                                   133,617          $2,095,667
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    600,353          $9,052,641
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,653             114,892
---------------------------------------------------------------------------
                                               608,006           9,167,533

Shares repurchased                             (51,420)           (774,167)
---------------------------------------------------------------------------
Net increase                                   556,586          $8,393,366
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     49,056            $748,766
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,733              56,984
---------------------------------------------------------------------------
                                                52,789             805,750

Shares repurchased                             (25,256)           (386,949)
---------------------------------------------------------------------------
Net increase                                    27,533            $418,801
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     44,299            $652,693
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,363              65,291
---------------------------------------------------------------------------
                                                48,662             717,984

Shares repurchased                            (122,139)         (1,825,305)
---------------------------------------------------------------------------
Net decrease                                   (73,477)        $(1,107,321)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to August 1, 2001, the fund did not accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.84% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $8,827,272 as long term capital gain, for its taxable year ended July 31, 2002.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Paul M. Drury                      Since 2002                    Senior Vice President of Putnam Management
(11/10/66),
Vice President

Richard P. Wyke                    Since 1987                    Senior Vice President of Putnam Management
(4/24/56),
Vice President

David E. Hamlin                    Since 2002                    Managing Director of Putnam Management
(2/5/58),
Vice President

Susan A. McCormack                 Since 2002                    Senior Vice President of Putnam Management
(7/4/64),
Vice President

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN043-83997  035/438/629/849  9/02